                                                                  EXHIBIT 10.17

                    STATION LICENSE AGREEMENT TO RECEIVE AND
                     USE ARBITRON RADIO LISTENING ESTIMATES

                                        Date of Proposal:  June 10, 1997
                                                         ----------------------

THIS AGREEMENT is between The Arbitron Company, a division of Ceridian Corporation, ("Arbitron") and the undersigned radio broadcaster ("Station"), a Pennsylvania Corporation. Arbitron hereby grants to Station, for the radio stations listed below, a limited license to receive and use Arbitron data and listening estimates ("Arbitron Data" or "Data") for the survey(s) and for the geographic area ("Market") described in Section 1. This license is personal, nontransferable and nonexclusive. Such Arbitron Data may be furnished to Station in printed or other form ("Reports"), at Arbitron's option, but title thereto will remain with Arbitron at all times.

1.  SERVICES PROVIDED; TERM:

This Agreement shall become effective when countersigned by Arbitron's Contract Manager and shall be for a period of 5 years beginning and ending on the dates described below (the "Term"). This Agreement will continue without regard to Station's ownership of the radio station(s) licensed hereunder absent a valid Assignment pursuant to Section 11 of this Agreement.

Broadcaster ("Station"):  CBS Radio; a division of
                        -------------------------------------------------------
Westinghouse Electric Corporation
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For use only by radio station(s):
                                 ----------------------------------------------
 See Attachment A
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Arbitron Radio Geographic Area:
                                                    ---------------------------
 See Attachment A                                             ("Market")
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Term Begins   January 1, 1997              ends    December 31, 2001          .
           -------------------------------      -------------------------------

Number of surveys currently provided during first Term year:      4           .
                                                            -------------------
Number of copies currently provided per survey:              30               .
                                               --------------------------------
Reports currently  shall be titled:  Spring, Fall, Winter, Summer.

First Report:    See Attachment A
              -----------------------------------------------------------------

All representations in this Section regarding number of surveys, number of printed copies and Report titles are subject to qualifications set forth in
Section 6(a) herein.

2.  ANNUAL RATE:

A License Charge in the form of a Net Annual Rate for each year of the Term, which may be subject to adjustments and discounts pursuant to Sections 3, 4, 6, 11 and 16 of this Agreement, shall be paid by Station; with the first of 60 payments due on January 1, 1997 (the "Periodic Charge" or "Charge").

The Gross Annual Rate for the first Term year is $ See Attachment A. Subject to Sections 3, 4, 6 and 11 hereof, neither the Gross nor the Net Annual Rate will change during a Term year.

For each succeeding Term year, the Gross Annual Rate shall be the Gross
Annual Rate for the previous Term year increased by a factor of N/A percent. Any applicable discounts or other adjustments will be applied thereafter to the Annual Rate so derived.

3.  DISCOUNTS:

(a) Continuous Service Discount: A discount of ten percent (10%) in calculating the Periodic Charge shall be allowed for each month in excess of 12 consecutive months that Station is continuously licensed to use the Arbitron Data for this Market.

(b) Group Discount: If Station owns two or more radio stations located in different markets and such radio stations are under common ownership as defined by Arbitron, Station may be entitled to a Group Discount based on the number of subscribing radio stations owned at the time this Agreement is executed, which discount may vary and be adjusted during the Term of this Agreement in accordance with Arbitron's Group Discount Schedule should the number of subscribing commonly owned radio stations change.

(c) Long-Term Discount:  A discount of 20% in months 1-12,

      20 % in months 13-24,             20 % in months 25-36,
   ------                            ------
      20 % in months 37-48,             20 % in months 49-60,
   ------                            ------
     N/A % in months 61-72,  and       N/A % in months 73-84,
   ------                            ------

shall be allowed in calculating the Net Annual Rate charged during the applicable months.

4.  PERIODIC CHARGE:

The Periodic Charge, due and payable by Station on the first day of each billing period, shall be: (a) the Gross Annual Rate plus any adjustments; (b) less any applicable Continuous Service Discount; (c) less, from the amount thereby derived, any applicable Group Discount; (d) less, from the amount thereby derived, any applicable Long-Term Discount; (e) with such amount prorated equally between the number of payments for the Term year.

In addition to and together with the above payments, excluding taxes imposed upon Arbitron's net income, gross receipts, capital or similar taxes, Station shall pay to Arbitron any sales, excise, service, use or other taxes, however designated, now or hereafter imposed upon or required to be collected by Arbitron by any authority having jurisdiction over the Market being surveyed or over any location to which Station directs Arbitron to deliver Data, or by any other taxing jurisdiction, and such obligation shall survive the termination of this Agreement.

5.  LATE PAYMENT CHARGE AND RIGHT TO SUSPEND REPORT DELIVERY OR TERMINATE
    AGREEMENT:

In addition, Arbitron may, without terminating, breaching or committing a default under this Agreement: suspend delivery to Station of any Data or Report(s), in any form, due under this Agreement until such time as Station is current in its payments of all sums due hereunder with respect to periodic charges due and owing at the time of such suspension. Arbitron's suspension hereunder of delivery of Data and/or Reports to Station, and of this License, shall not relieve Station of any of its obligations hereunder. This Agreement may be terminated immediately by Arbitron should Station default in payment of any sum due or should Station default in any other condition or obligation of this Agreement for the market or markets so affected if not cured within 90 days of notice.

6.  CHANGES IN RADIO MARKET SERVICE:

Modification of Rates, Surveys, Report Content or Report Format:

(a) While Arbitron will use professional research efforts to conduct its surveys and produce its Data in accordance with its Description of Methodology, and the Minimum Standards for Broadcast Rating Research of the Electronic Media Rating Council, Arbitron reserves the right to change at any time the geographical territory comprising the Market, its policies and procedures, survey dates, survey length, survey frequency, sampling procedures, methodology, method of Data delivery, number of printed copies of Reports, Report content, Report titles, Report format, and to cancel surveys and the preparation of Arbitron Data, or any other aspect of the Data services supplied.


                                 [ARBITRON LOGO]                   KPER-UNI 6/97

    Arbitron need not produce any Data or Reports whenever, in its judgment, insufficient data are available to meet its minimum research standards or any event has jeopardized the reliability of the data. In the event that Data and/or Reports are not produced, Station shall receive refund reflecting the pro rata value of the Net Annual Rate for said Data and/or Report(s). Without limiting the foregoing, Station expressly understands and agrees that Arbitron may, at any time during the Term of this Agreement, reduce the number of surveys conducted and/or Reports published for this Market and consequently reduce the number of Reports provided to Station and that, in the event such reduction occurs, Station is not relieved of any of its obligations under this Agreement except that Licensee's Annual Licensee Fee will be reduced by the pro rata amount equal to such reduction in service.

(b) In the event that any cause(s) prevents Arbitron from conducting any survey in accordance with its Description of Methodology, schedules or other publications, Arbitron reserves the right to produce abbreviated Report(s). Station hereby consents to publication of such abbreviated Report(s) under such circumstances. In the event that such an abbreviated Report covers a substantially decreased geographic area, or deletes twenty-five percent (25%) or more of the survey days from the aggregate number of days scheduled, Station shall be entitled to either a proportionate refund for the abbreviated Report, or a full refund for the abbreviated Report, upon return of the abbreviated Report within 10 days, at Station's option. Further, Arbitron reserves the right in its sole discretion to augment available data by means of expanded or extended samples and Station agrees it shall not be entitled to any refund in such event.

7.  PERMITTED USES AND CONFIDENTIALITY:

Subject to the limitations stated herein, Station agrees to limit its uses of the Arbitron Data and Report(s) to such uses as are necessary in the ordinary course of Station's broadcasting business for programming and media selling. Station understands and agrees that this use is limited exclusively to the radio station(s) specified in Section 1 of this Agreement and only for the Term of this Agreement. In this connection, Station agrees that the Arbitron Data and Report(s) will only be disclosed:

(a) directly or through its Station representatives to advertisers, prospective advertisers and their agencies for the purpose of obtaining and retaining advertising accounts; and

(b) through advertising or other promotional literature.

(c) Station may disclose such information to the investment community including bankers, potential purchaser of Station, in which case Station will inform such party of the confidentiality of the information.

All such disclosures shall identify Arbitron as the source of the disclosed Arbitron Data and Report(s) and should identify the Market, survey period and type of audience estimate, daypart and survey area and shall state that the Arbitron Data and Report(s) quoted therein are copyrighted by Arbitron and are subject to all limitations and qualifications disclosed in the Data and Report(s) ("Sourcing").* At all times during the Term of this Agreement and thereafter, Station agrees to keep the Arbitron Data and Report(s) supplied by Arbitron confidential and not to disclose the same except as permitted by this Agreement. Station agrees to use its best efforts to prevent the unauthorized disclosure of Arbitron Data and Report(s) by Station's employees and/or its radio station(s)'s employees and agents, by its radio station(s)'s representatives, by its advertisers and their advertising agencies, by data processing firms, and by all other persons who obtain the Arbitron Data from Station or its radio station(s)'s employees or agents. For Station or its radio station(s) to divulge any Arbitron Data and/or Report(s) to a nonsubscribing station or to lend and/or give an original copy or any reproduction of any part of any Data and/or Report(s) or any Arbitron estimates or data to any nonsubscriber, not authorized by this Agreement, constitutes a breach of this Agreement and an infringement of Arbitron's copyright.

In the event that a Report listed in Section 1 of this Agreement is delivered after the expiration of the Term of this License Agreement, Licensee's license to use all Report shall continue under the terms and conditions of this License until the release of the next Survey Report in this Market.

Subject to the following conditions, Station may authorize a third party to process the Arbitron data and estimates licensed hereunder on Station's behalf. Station understands and agrees that it may do so only on condition: 1) that to the best of Station's knowledge said third party excluding custom in house processing of data by Station consultant is a then current Arbitron licensee in good standing who is authorized to process Arbitron data and estimates; and 2) that all restrictions concerning the use of the data and estimates provided under this Agreement shall apply with full force and effect to any data, estimates, reports or other output, in any form, containing or derived from the Arbitron data and estimates, produced by said third party for Station.

8.  CONFIDENTIALITY OF ARBITRON RESPONDENTS:

Station agrees that it will not try either before, during or after a survey, or in connection with any litigation, to determine or discover the identity or location of any Arbitron survey participant. Station will under no circumstances directly or indirectly attempt to contact any such persons. Station agrees to promptly report to Arbitron any evidence or indication that has come to Station's attention regarding the identity or location of any such persons. Station agrees to abide by Minimum Standard A9 (or any successor provision concerning confidentiality of survey respondents) of the Electronic Media Rating Council and shall abide by any determination of the Electronic Media Rating Council concerning respondent confidentiality. Station further agrees that Arbitron may enjoin any breach of the above-stated obligations and shall have the right to seek damages or other remedies (including costs, expenses and reasonable attorneys' fees) available to it at law or hereunder.

9.  METHODOLOGY

ARBITRON MAKES NO WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS, CONCERNING:

(A) DATA GATHERED OR OBTAINED BY ARBITRON FROM ANY SOURCE;

(B) THE PRESENT OR FUTURE METHODOLOGY EMPLOYED BY ARBITRON IN PRODUCING ARBITRON DATA AND REPORT(S); OR

(C) THE ARBITRON DATA AND REPORT(S) LICENSED HEREUNDER.

ALL ARBITRON DATA AND REPORT(S) REPRESENT ONLY THE OPINION OF ARBITRON. RELIANCE THEREON AND USE THEREOF BY STATION IS AT STATION'S OWN RISK.

10.  LIABILITIES AND LIMITATIONS OF REMEDIES:

THE SOLE AND EXCLUSIVE REMEDY, AT LAW OR IN EQUITY, FOR ARBITRON'S BREACH OF ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS, AND THE SOLE AND EXCLUSIVE REMEDY FOR ARBITRON'S LIABILITY OF ANY KIND,

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* STATION(s) SHOULD REFER TO CURRENT REGULATIONS AND GUIDELINES OF THE FEDERAL GOVERNMENT FOR FURTHER REQUIREMENTS CONCERNING THE MANNER OF QUOTING AUDIENCE ESTIMATES.



(C)The Arbitron Company                2                         KPER-UNI 6/97

INCLUDING WITHOUT LIMITATION LIABILITY FOR NEGLIGENCE OR DELAY WITH RESPECT TO THE ARBITRON DATA AND REPORTS AND ALL PERFORMANCE PURSUANT TO THIS AGREEMENT, SHALL BE LIMITED TO A CREDIT (FOR EACH REPORT MATERIALLY AFFECTED BY ANY SUCH BREACH) TO STATION OF AN AMOUNT EQUAL TO THE NET ANNUAL CHARGES PAYABLE HEREUNDER BY STATION DIVIDED BY THE NUMBER OF REPORTS PRODUCED ANNUALLY BY ARBITRON FOR THE MARKET. IN NO EVENT SHALL ARBITRON BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, NOR SHALL IT BE SUBJECT TO INJUNCTIVE RELIEF WITH RESPECT TO THE PUBLICATION OF ANY DATA OR REPORT. STATION UNDERSTANDS THAT THE DATA AND REPORTS EITHER WOULD NOT BE PREPARED OR WOULD BE AVAILABLE ONLY AT A SUBSTANTIALLY INCREASED LICENSE FEE WERE IT NOT FOR THE LIMITATIONS OF LIABILITIES AND REMEDIES AS SET FORTH IN THIS SECTION.

Station agrees that it will notify Arbitron in writing of any alleged defect in any Data or Report within ninety (90) days after Station learns of said alleged defect. In the event that Station does not timely notify Arbitron, then Station waives all rights with regard to said alleged defect. Station further agrees that any action to be brought by it concerning any Data or Report shall be brought not more than one (1) year after such Data or Report was originally published by Arbitron.

11.   ASSIGNMENTS AND CHANGES IN STATION STATUS:

Station acknowledges and agrees that the Charges due and the adjustments and discounts applied hereunder are based on Station's group ownership status and/or any joint operating agreement with one or more other radio stations and/or Station's ownership of radio stations in this Market or other Markets. In the event Station conveys any one of its radio stations, Station remains fully obligated for the Charges specified for any radio station covered by the terms of this Agreement. Station may only be released from such obligations upon valid assignment of this Agreement and subject to the terms thereof.

12. SPECIAL SERVICES AND REPORTS:

If, during the Term of this Agreement, Station orders any Special Services or Report(s) not licensed through any other Arbitron Agreement ("Specials"), Station hereby agrees that this Agreement shall be applicable with respect to all such Services with the same force and effect as if printed out at length in a separate agreement executed by Station; provided, however, that any credit required when applying Section 10 to any such services shall be limited to the license fee actually paid for such services.

13. RATINGS DISTORTION ACTIVITY:

(a) Station agrees that it shall not engage in any activities which are determined by Arbitron to be ratings distortion. Such prohibited activities may include, but are not limited to, activities which could:

    (i) cause any survey participant to record erroneous listening information in his or her Arbitron diary; or

    (ii) cause any survey participant to utilize an Arbitron diary for a contest or promotion conducted by Station or its radio station(s).

(b) Station further agrees that Arbitron may delete all estimates of listening to Station and/or its radio station(s) from any Report, computer tape or other Arbitron service or method of delivery where, in its judgment it has deemed that Station or its radio station(s) has engaged in such activities. Arbitron shall:

    (i) first give Station and its radio station(s) notice setting forth what activities it deems Station and its radio station(s) has engaged in which allegedly could cause or have caused ratings distortion;

    (ii) present evidence to substantiate the allegations set forth in (i) above; and

    (iii)give Station and its radio station(s) reasonable opportunity (in light of Arbitron's publication schedule for any Report) to present its position both in writing and orally.

In the event that Station or its radio station(s) is notified by Arbitron that allegations of ratings distortion have been made against Station or its radio station(s), then Station or its radio station(s) shall submit a written response to Arbitron's inquiry concerning the allegations within seven (7) days from the receipt of Arbitron's notice, which time may be shortened by Arbitron for reasons relating to the Report publication schedule. Arbitron shall then advise Station or its radio station(s) of its decision or reason for delay within seven
(7) days following its receipt of Station's or its radio station(s)' written response or oral presentation, whichever is later. All such writings shall be addressed and sent to the respective party by facsimile, overnight courier service, or certified mail with return receipt requested. In the event that estimates of listening to Station and/or its radio station(s) are deleted from a Report(s) (and/or other Arbitron services) following the procedure set forth above, Station and its radio station(s) agree that the only remedy for such deletion shall be a credit of the fee paid by Station for such Report(s) or other affected services and that in no event shall Arbitron be liable for incidental or consequential damages or be subject to injunctive relief with respect to any such deletion of estimates of listening to station and/or its radio station(s). In the event that estimates of listening to Station and/or its radio stations are deleted from a Report pursuant to this Section, Arbitron agrees that it will give Station and its radio station(s) an opportunity to submit to Arbitron a written statement (not exceeding 200 words) of Station and/or its radio station(s) views concerning its alleged activities, with such written statement to be published in the Report subject to such reasonable editing deemed necessary by Arbitron.

In addition, Station and its radio station(s) agree to abide by the Arbitron policies and procedures governing various Special Station Activities, including, but not limited to, ratings bias.

14.   INFORMATION TO BE PROVIDED BY STATION AND ITS RADIO STATION(s):

Station and its radio station(s) agree to provide to Arbitron, consistent with past requests within ten (10) days of receipt of Arbitron's request, such information consistent with past requests which Arbitron deems necessary for the publication of a Report, including, but not limited to, accurate descriptions of the following information for Station and its radio station(s): (a) facilities;
(b) broadcast station names; (c) broadcast hours; (d) simulcast hours; (e) radio frequency; (f) operating power; (g) format; (h) height of antenna above average terrain, and (i) programming schedule and information. Station and its radio station(s) further understand and agree to notify Arbitron of any changes to the above-referenced information. Station and its radio station(s) hereby hold Arbitron harmless and agree to indemnify Arbitron from and against any and all loss, cost or expense (including reasonable attorneys' fees) arising out of any omission or error in information provided to Arbitron by Station and its radio station(s) pursuant to this Section.

15.  GENERAL:

(a) All notices to either party shall be in writing and shall be directed to the addresses stated hereafter (unless notice of an address change has previously been given).

(b) This Agreement shall be deemed to be an agreement made under, and to be construed and governed by, the laws of the State of New York, exclusive of its choice of law rules. The parties expressly agree that any and all disputes arising out of or concerning this Agreement or the Arbitron Data or Reports licensed hereunder shall be litigated and adjudicated exclusively in State and/or Federal Courts located in the State of New York, and each party consents to and submits to both such jurisdiction.




(C) The Arbitron Company               3                         KPER-UNI 6/97

(c) This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, notwithstanding any previous discussions and understandings; and shall not be deemed to have been modified in whole or in part except by written instruments signed hereafter by officers of all of the parties or other persons to whom the parties have delegated such authority.

(d) Any litigated question regarding the legality, enforceability or validity of any section or part hereof shall not affect any other section, and if any section or part hereof is ultimately determined illegal, invalid, unconstitutional or unenforceable, that section or part hereof shall be severed from this Agreement and the balance of the Agreement shall thereafter remain in full force and effect for the remainder of the Term.

16.  CALCULATION OF LICENSE CHARGES:                      SEE
First Term Year Gross Annual Rate (Combined)  $      SEE ATTACHMENT A
                                                     -----------------

                                                    Combination Rate
Station                     $                     [ ] YES        [ ] NO
        ------------------    ------------------
Station                     $                     [ ] YES        [ ] NO
        ------------------    ------------------
Station                     $                     [ ] YES        [ ] NO
        ------------------    ------------------
Station                     $                     [ ] YES        [ ] NO
        ------------------    ------------------
Station                     $                     [ ] YES        [ ] NO
        ------------------    ------------------
Station                     $                     [ ] YES        [ ] NO
        ------------------    ------------------
Station                     $                     [ ] YES        [ ] NO
        ------------------    ------------------
Station                     $                     [ ] YES        [ ] NO
        ------------------    ------------------
Station                     $                     [ ] YES        [ ] NO
        ------------------    ------------------
Station                     $                     [ ] YES        [ ] NO
        ------------------    ------------------


LESS
DISCOUNTS:    [  ] Continuous
                   Service (10%):            $
                                               ------------------------------
              [  ] Group  [ ] 10%  [ ] 7.5%    [ ] 5%      [ ] 2.5%

              [  ] 2.5% at beginning of Term $
                                               ------------------------------
              [ ]  Long-Term Discount:
                   % in months 1-12
   ---         ---
               (see Section 3(c) above)      $
                                               ------------------------------

FIRST TERM YEAR NET ANNUAL RATE: $           [         SEE ATTACHMENT A    ] *


=============================================================================
AGREED TO

CBS RADIO; A DIVISION OF
WESTINGHOUSE ELECTRIC CORPORATION
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BROADCASTER ("STATION")

SEE ATTACHMENT A
--------------------------------------------------------------------------------
FOR USE ONLY BY STATION(S)

51 West 52nd Street
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ADDRESS

New York                                            NY         10019
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CITY                                                STATE      ZIP
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/S/ PATRICIA STRATFORD
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BY (AUTHORIZED SIGNATURE)

Patricia Stratford
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NAME (TYPE OR PRINT NAME OF PERSON SIGNING ABOVE)



Attorney
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TITLE                                                    DATE



===============================================================================


ACCEPTED BY

/S/ BARRY BARTH
--------------------------------------------------------------------------------
CONTRACT MANAGER

3/20/98
--------------------------------------------------------------------------------
DATE


The Arbitron Company
9705 Patuxent Woods Drive
Columbia, Maryland 21046-1572

A division of Ceridian Corporation


(C) The Arbitron Company               4                         KPER-UNI 6/97

ARBITRON LOCAL MARKET REPORT SERVICES LICENSE AGREEMENT
-------------------------------------------------------
ATTACHMENT "A" TO LICENSE DATED JUNE 10, 1997:


GRAND TOTALS                                           $68,642,698         $44,537,329




                      AGREED TO AND ACCEPTED BY:

                      /s/ Patricia Stratford
                      --------------------------
                      Patricia Stratford        print name of signatory
                      Attorney                  Title of signatory
                      CBS RADIO, a Division of Westinghouse Electric Corporation
                      3/17/98                   (date)
                      --------------------------